                                                                   EXHIBIT 10.24

                         DEFERRED COMPENSATION AGREEMENT

            THIS  AGREEMENT  is made this  October  4, 2002,  by and  between LS
Management,  Inc. (the "Company"),  a Delaware  corporation and Jamie B. Coulter
("Participant").

            WHEREAS,  the  Participant  has been issued stock  options under the
1992  Incentive  and  Nonqualified  Stock Option Plan of Lone Star  Steakhouse &
Saloon, Inc., as amended;

            WHEREAS,  Participant intends to exercise these options on or before their respective expiration dates;

            WHEREAS,   compensation   earned   with   respect   to   certain  of
Participant's  options may fail to qualify as  "performance-based"  compensation within the meaning of Section  162(m) of the Internal  Revenue Code of 1986,  as
amended (the "Code");

            WHEREAS,  the Company has  implemented  the Lone Star  Steakhouse  &
Saloon, Inc. Stock Option Deferred  Compensation Plan (the "Plan"),  which terms and  conditions  are hereby  incorporated  by  reference  herein and made a part hereof,  in order that  compensation  paid to the Participant will be deductible under Section 162 of the Code;

            WHEREAS,  the Participant has agreed, at the request of the Company, to defer  receipt of the income  that would  otherwise  be  recognized  upon the exercise of certain of his options,  and has further  agreed that such  deferral shall be subject to the terms and conditions of the Plan;

            NOW, THEREFORE,  in consideration of the foregoing and of the mutual covenants and agreements herein contained and as an inducement to Participant to continue as an employee of the  Company,  the  parties  hereto  hereby  agree as follows:

1.          DEFERRAL OF  COMPENSATION.  The Participant has been granted a stock option  to  purchase  300,000  shares of Lone  Star  Steakhouse  and
            Saloon,  Inc.  ("Lone  Star")  stock  that will  expire  on  2/3/03.
            Participant  intends  to  exercise  the  option  on  or  before  the expiration  date by tendering  shares of Lone Star stock  previously acquired by him in satisfaction  of the exercise  price,  and hereby irrevocably elects to defer the receipt of shares resulting from the exercise of the stock  option in excess of the number of shares used to exercise  the option (the  "excess  shares").  Upon  exercise,  a number of shares  equal to the number of shares used to exercise the option to the Participant in a transaction intended to qualify under section 1036 of the Code shall be returned to the Participant.

            The Company  shall accept the deferral of the excess shares and will cause  Lone  Star  to  transfer  such  shares  to the  Trustee  of a so-called "rabbi trust" of which Lone Star shall be deemed to be the
            Grantor,  substantially  in the form of trust agreement set forth as
            Exhibit A hereto for the benefit of the Participant. The Trustee, at the request of Participant,  may sell or dispose of the shares,  but only in a manner which  minimizes the potential  negative  impact on the  marketability  or price of Lone Star stock.  The  Trustee  will maintain  an account  balance  for the  Participant  reflecting  the amount  deferred  (initially,  the fair  market  value of the excess shares)  as  adjusted  for any  income,  gains or losses  from Trust investments,  which adjusted  account balance will be distributed to

            Participant  pursuant  to the terms of this  Agreement.  Participant shall  have the  right to  determine  the  investment  policy of the
            Trust,  but the  Compensation  Committee  of the Lone Star Board may
            change  such  investment  policy  where the  Compensation  Committee reasonably  determines  that such change is in the best interests of the Company.

2.          DEFERRAL PERIOD.  The deferral period will be from the above date of
            option   exercise   until  the  date  that  is  30  days  after  the
            Participant's  termination of service with the Company, or Lone Star or any of its Affiliates (the "Lone Star Group") for any reason. The
            Company,  or its  delegate,  will provide the  Participant  periodic statements of the  Participant's  Deferral Account Balance including any income, gains or losses.

3.          REPORTING.   The  Company,   or  its  delegate,   will  provide  the
            Participant  periodic  statements  of  the  Participant's   Deferral
            Account Balance including any income, gains or losses.

4.          PAYMENT OF DEFERRED COMPENSATION. Neither the Company nor any member of the Lone Star Group shall have any  obligation  or  liability  to deliver any Shares under the Plan unless such delivery  would comply with all  applicable  laws and all  applicable  requirements  of any securities exchange or similar entity.

5.          ASSIGNMENT. The Participant's rights under this Agreement may not be assigned,  sold,  transferred,  or otherwise  conveyed by him nor is anyone  other  than him  entitled  to  receive  payments  under this
            Agreement.

6.          ENTIRE AGREEMENT. This Deferred Compensation Agreement and the Plan,
            incorporated herein by reference,  contain the entire  understanding between the  Participant  and the Company  regarding the deferral of
            compensation   by  the  Participant  and  the  payment  of  deferred
            compensation to the Participant by the Company.

7.          NOT A  CONTRACT  OF  EMPLOYMENT.  The terms and  conditions  of this agreement  and the Plan shall not be deemed to constitute a contract of  employment  between  the  Company or any member of the Lone Star
            Group and the  Participant,  and the Participant  (or  Participant's
            Beneficiary)  shall have no rights against the Company or any member of the Lone Star  Group  except  as may  otherwise  be  specifically provided herein.  Moreover,  nothing in this agreement or Plan shall be deemed to give a Participant  the right (i) to be retained in the employ or other  service of the  Company  (or any member of the Lone
            Star Group) for any specific  length of time; (ii) to interfere with the right of the  Company  (or any member of the Lone Star Group) to discipline or discharge the  Participant at any time;  (iii) to hold any particular  position or responsibility  with the Company (or any member of the Lone Star  Group);  or (iv) to receive any  particular compensation  from the  Company  (or any  member  of the  Lone  Star
            Group).

8.          INTERPRETATIONS.  This  Agreement  is subject in all respects to the terms of the Plan. In the event that any provision of this Agreement is  inconsistent  with the terms of the Plan,  the terms of the Plan shall  govern.  Any  question of  administration  or  interpretation arising under this Agreement shall be determined by the Compensation
            Committee of the Board of Directors of Lone Star or their delegates, and  such  determination  shall  be final  and  conclusive  upon all parties in interest.

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9.          GOVERNING LAW. This Agreement  shall be governed by and construed in accordance  with the laws of the  State of  Delaware,  except to the extent superceded by federal law.

10.         CAPITALIZED   TERMS.   Capitalized   terms  used  in  this  Deferred
            Compensation  Agreement will, unless otherwise  indicated,  have the meaning given them in the Plan.

            IN WITNESS  WHEREOF,  the  undersigned  have  signed  this  Deferred
Compensation Agreement on the day and year first above written.

LS Management, Inc.                                 Jamie B. Coulter

By /s/ John D. White                               /s/ Jamie B. Coulter
   -------------------                             -----------------------------

Title: President

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